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                                                Effective Date: January 2, 2001


[LOGO]

                         COOPERATIVE MARKETING AGREEMENT

THIS AGREEMENT is between:
                       In4Structures LLC          ("In4Structures")
                       One Bala Avenue
                       Bala Cynwyd, PA 19004

and Celerity Systems, Inc., a Delaware corporation, with offices 122 Perimeter Park Drive, Knoxville, Tennessee 37922 ("Celerity").

I.       Scope of this Agreement

         Celerity is engaged in the business of developing and supplying application/service products including but not limited to Cable TV, Interactive TV, High-Speed Internet, and customized Web-based services to apartment tenants and management ("Products") in the tenant service environments throughout the world directly and through its network of marketing subsidiaries and joint ventures;

         Celerity has entered into Service agreements (the "Service Agreements") with In4Structures for the provision of the Celerity products and services at properties supported by In4Structures.

         The parties believe that cooperative marketing operations utilizing Celerity products, services and each party's marketing organizations in a complementary and integrated approach with the aforementioned industry customers will work to their mutual benefit and create larger market opportunities for each party to the Service Agreements for their respective products and services;

II.      Entire Agreement

         With respect to its subject matter, this Agreement constitutes the entire agreement of the parties and supersedes all prior proposals and agreements, both written and oral, and all other written and oral communications between the parties, except that provisions of prior agreements between the parties which survive termination, cancellation or expiration of such agreements will not be superseded by this Agreement, unless specifically agreed to by the parties in writing. This Agreement may be modified only in writing, signed by an authorized representative of each party.

         EACH PARTY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AGREEMENT, WHICH TOTALS SIX (6) PAGES AND ALL ATTACHED SCHEDULES, AND THAT IT IS NOT ENTERING INTO THIS AGREEMENT ON THE BASIS OF ANY REPRESENTATIONS NOT EXPRESSLY SET FORTH HEREIN.

ACCEPTED for:

CELERITY CORPORATION                                          IN4STRUCTURES LLC

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
By: /s/ Kenneth D. Van Meter    Date January 5, 2001         By: /s/ Skip Gosnell            Date January 5, 2001
   -----------------------------    -----------------            -----------------------------    -----------------
Name:   Kenneth D. Van Meter                                  Name:   Skip Gosnell
     ------------------------------------------------              ------------------------------------------------
Title:  President                                             Title:  President
      -----------------------------------------------               -----------------------------------------------
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1.   Parties and Products; Scope.

This Agreement is entered into on behalf of and for the benefit of Celerity and its subsidiary companies, distributors or resellers, which market Celerity products and services worldwide (hereafter, the "Celerity Distribution Channel"). Each party shall cause its subsidiaries, distributors or resellers to observe and perform its respective commitments and obligations set forth in this Agreement in their respective marketing territories throughout the world provided such subsidiaries, distributors or resellers agree to be bound by the agreement.

In4Structures shall observe and perform the commitments and obligations of In4Structures set forth in this Agreement hereunder. In those instances where In4Structures causes its sales agents to participate in any cooperative marketing arrangement, In4Structures shall guarantee to Celerity that such sales agents shall perform in a manner consistent with the terms of In4Structures' obligations under this Agreement.

2.   Cooperative Marketing Arrangement

Celerity and In4Structures will cooperatively market to customers under the specifications below:

2.1 Celerity Prime Contractor. Celerity will contract directly with the customer for the supply of services to support the concept testing, pilot, or installation of Celerity products and services and associated software, including Celerity subcontracted services to such customer. Celerity will negotiate directly with the customer for its products, services and maintenance agreements subject to provisions 2.2 below.

2.2 Joint Marketing. Each party will compensate the other for its support by payment of a marketing fee to be calculated as a percentage of the revenue received by that party from the sale of certain products, services or software license net of customer discounts as follows:

         a. Electronic commerce - Electronic commerce (e-Commerce) is defined as the conduct of financial transactions by electronic means over an Intranet or the Internet. In this Agreement, e-Commerce refers to any and all electronic transactions where Celerity or In4Structures has a specific e-Commerce contract to provide online transactions over an Intranet or the Internet via Celerity products or services and under which commissions are payable. Where Celerity is the contracting party, Celerity will share with In Structures [... a percentage] of said gross commissions from cash collected net of transaction based taxes collected for any e-commerce transaction conducted via Celerity products or services at any In4Structures supported property. Where In4structures is the contracting agent, they shall share [... a percentage] of said gross commissions from cash collected net of transaction based taxes collected with Celerity. Gross commissions from cash collected net of transaction based taxes collected shall be defined as all amounts paid to or received by either party for any e-commerce transaction conducted over an Intranet or the Internet via Celerity products or service at any In4Structures supported property.

         b. Advertising revenue sharing - Advertising is defined as the display of any content or logo of any firm or enterprise on the Celerity portal. Celerity and In4Structures will share net advertising revenue equally for advertisements displayed at an In4Structures supported property. The amounts paid will be based on actual cash collected net of transaction based taxes collected.

         c.   Celerity products or services reseller agreement -

Celerity shall compensate In4Structures for its sales and marketing efforts regarding Celerity products or services as follows:

(i) Where In4Structures provides Celerity with a Celerity products or services sales lead (e.g., name and telephone number of a prospective customer), Celerity has not already made any personal contact (e.g., telephone or person-to-person meeting), with such lead regarding Celerity products or services, and Celerity enters into a contract for the sale of Celerity products or services with the organization represented by such lead, then Celerity shall pay In4Structures a commission [...] of the yearly cash collected net of transaction based taxes collected for the term of the negotiated contract. In4Structures agrees to do the actual introduction to such parties, or would waive any commission due.

(ii) Where In4Structures provides Celerity with sales and/or marketing assistance in connection



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with a customer-specific Celerity products or services sales effort, where
In4Structures is the originator of the sale, makes first customer contact, and such effort results in the sale of Celerity products or services (a "Celerity product or services Contract"), then Celerity shall pay In4Structures a monthly commission equal to [... a percentage] of the monthly cash collected net of transaction taxes collected under the Celerity products or services Contract for the term of the Celerity products or services Contract.

Exclusivity - During the term of the Celerity products or services contract at each In4Structures supported property, Celerity will not solicit additional Celerity products or services properties within a 5 (five) mile radius of the contracted property or as otherwise agreed to by the Parties on an opportunity by opportunity basis, except where Celerity provides to In4Structures a reasonable opportunity to lead a specific potential sale and In4Structures declines such opportunity. This provision shall not apply to any properties under contract with Celerity prior to this agreement.

The marketing fees and discounts set forth in 2.2 above may be adjusted in specific cases to reflect specific requirements, provided that the adjustment has been mutually agreed to in writing prior to the initiation of marketing activities with the specific customer account. The parties shall agree in writing on a payment schedule with respect to marketing fees payable in connection with each customer account if different from section 2.2. All recurring marketing payments due under (I), or (ii) shall be paid on a monthly basis by the end of the month following the collection of the net cash amounts.

 3.   Warranties

Celerity warrants that it has no knowledge of any intellectual property rights of third parties that may be misappropriated or violated by using, making, copying, licensing or distributing the Products.

Each party warrants that it has agreements with its employees and contractors that are sufficient for the fulfillment of its obligations pursuant to this Agreement.

EXCEPT AS EXPRESSLY STATED HEREIN, NEITHER PARTY HAS MADE ANY WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, BY OPERATION OF LAW OR OTHERWISE, CONCERNING THE SOFTWARE, THE SCOPE OR DURATION OF ANY MARKETING EFFORT, OR THE SUCCESS OF ANY SUCH MARKETING EFFORT. NEITHER PARTY HAS RELIED ON ANY EXPRESS OR IMPLIED REPRESENTATION OF THE OTHER PARTY, WRITTEN OR ORAL, AS AN INDUCEMENT TO ENTERING INTO THIS AGREEMENT.

4.   Indemnification

Celerity, at its own expense, will defend, indemnify, and hold harmless In4Structures and End-Users against any claim, liability, damage or expense (including attorneys fees) that the Products infringe a patent or copyright or are subject to claims of misappropriation of trade secrets protected under law, provided In4Structures: (1) gives Celerity prompt written notice of such claim,
(2) permits Celerity to defend or settle the claims, and (3) provides all reasonable assistance to Celerity in defending or settling the claims.

If the Products are held to be an infringement or misappropriation for which In4Structures is indemnified by Celerity, and their use is enjoined, Celerity shall, at its option and expense, either (1) procure for End User the right to continue to utilize the Products, or (2) modify the Products or in such a way that they shall not continue to constitute such infringement or misappropriation.

Celerity shall not be liable under this Article 4 if the Products have been modified by any of the parties indemnified hereunder and such modification is solely the cause of any such infringement or misappropriation unless such modifications were made in accordance with Celerity' written instructions.

Subject to the limitation of liability in this Agreement, to the same extent Celerity or In4Structures would otherwise be legally obligated to a claimant directly, each agrees to indemnify and hold the other harmless for claims of damage to the tangible personal property of a claimant and claims of personal injury to a claimant proximately caused by it or its authorized employees or agents within the scope of their employment and during the performance of this Agreement provided the party seeking indemnification gives the other: (a) prompt written notice of the claim, (b) its cooperation


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and assistance in the settlement or defense of the claim, and (c) the full authority to settle or defend the matter. This provision shall survive after the expiration or termination of this Agreement.

6.   Notices

All notices hereunder shall be in writing and shall be deemed properly delivered when duly mailed by registered letter to the other party at its address as first written above, or to such other address as either party may, by written notice, designate to the other.

For Celerity:

President
Celerity Systems Inc.
122 Perimeter Park Drive
Knoxville, Tennessee 37922

with copy to Celerity Office of the General Counsel.


For In4Structures:

Skip Gosnell
In4Structures LLC
One Bala Avenue
Bala Cynwyd, PA 19004

5.   Confidentiality

Any information which either party may disclose to the other party shall not be deemed to be confidential and shall be acquired free from any restriction, unless the information is proprietary to the disclosing party and, if it is disclosed in tangible form, the disclosing party marks such information as being confidential to it by marking such information as "Proprietary", "Restricted", or "Confidential". Any confidential information disclosed orally shall be identified as confidential at the time of disclosure and thereafter reduced to tangible form with a copy, prominently marked as aforesaid, delivered to the receiving party within ten (10) days of the verbal disclosure. When a writing contains both confidential and non-confidential information, the disclosing party shall specifically note the information that is confidential.

Each party shall exercise the same degree of care, in no event less than reasonable care, to avoid the publication or dissemination of the confidential information of the other party, as it affords to its own confidential information of a similar nature which it desires not to be published or disseminated.

Confidential information disclosed under this Agreement shall only be used by the receiving party in the furtherance of this Agreement or the performance of its obligations hereunder.

The obligation of the parties not to disclose confidential information shall survive the termination or cancellation of this Agreement. The obligations stated in this Article do not apply to Confidential Information: (a) already known to the recipient at the time of disclosure; (b) independently generated by the recipient and not derived from the Confidential Information supplied by the disclosing party; (c) publicly known or available, except where such knowledge or availability is the result of unauthorized disclosure by the recipient of the Confidential Information; (d) disclosed to the recipient without a similar restriction by a third party who has the right to make such disclosure; or (e) required to be disclosed by the recipient by law, regulation, Court order, or other legal process.

The obligation not to use or disclose said confidential information shall end three (3) years after the date of receipt of said confidential information, except with respect to software for which the obligation shall continue until the occurrence of any of the events listed above.

Celerity shall be permitted to disclose said confidential information to members of its Distribution Channel for their use in the furtherance of this Agreement in accordance with the rights and licenses granted; provided, however, that members of Celerity Distribution Channel agree to protect such information to the extent provided herein.

Nothing contained in this Article 7, or elsewhere, shall be construed as preventing Celerity from marketing or sublicensing the Products in the same manner as it may then market or sublicense its other products.

6.   Limitation of Liability

Except as expressly stated in this Agreement, no party hereto has made or relied on any warranties or representations (express or implied, by operation of law or otherwise)

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regarding the scope, duration or success of any marketing effort which any party may undertake.

In no event will any party be liable to another party for any incidental, indirect, special or consequential damages, including, but not limited to, loss of use, loss of goodwill or other diminution in the value of the other's business, revenues, profits or savings, even if such party knew or should have known of the possibility of such damages.

7.  Term and Termination

This Agreement will begin on the date specified above and will continue in effect for a period of ten (10) years, unless extended by the parties in writing within 90 days of the end of the current term.

If either party breaches this Agreement, the other may cancel it upon 30 days written notice, unless the breach is cured within the notice period, provided however, that any outstanding contract concluded with a customer during the term of an agreed cooperative marketing period under Section 2.1 shall be subject to the terms of this Agreement and its payment obligations, notwithstanding a party's notice of cancellation.

A party may terminate this Agreement at any time upon written notice, without providing an opportunity to cure, if (i) there is a change in control or ownership of the other party (or its parent, subsidiaries or any affiliated companies) or if all or substantially all of the assets of the other party are sold, (ii) a receiver is appointed for the other party or its property, or (iii) the other party is liquidated or dissolved.

With the exception of any earned commission amounts still to be paid pursuant to the terms of this Agreement, no damages (whether direct, consequential, special or incidental and including expenditures and loss of profit), indemnities or other compensation will be due or payable to a party by reason of termination or cancellation of this Agreement.

8.   Dispute Resolution

Celerity and In4Structures agree that any claim or controversy ("Dispute") between the parties arising out of this Agreement shall be resolved through the following procedures, which either party may initiate by written demand describing their claim(s) and the amount(s) of such claims(s) (the "Demand") delivered to the other party:

Step 1. The parties shall first attempt to resolve the Dispute through good-faith consultation and negotiation between management representatives of the parties possessing full authority to resolve the matter for their respective organizations. Such representatives shall meet promptly after delivery by either party to the other of a Demand for a dispute resolution meeting. After such meeting, either party may start mandatory non-binding mediation before a single arbitrator, under the commercial mediation rules of the American Arbitration Association (AAA).

Step 2. If the dispute remains unresolved 45 days after the receipt of the demand, either party may start binding arbitration before a single arbitrator, under the commercial arbitration rules of the AAA. No statements by, or communications between, the parties during negotiation or mediation, or both, will be admissible for any purpose in arbitration. The arbitrator(s) will have no authority to award punitive damages, and their decision must be consistent with this Agreement. Each party will pay its own expenses and attorney's fees.

Either party may use a court of competent jurisdiction to (a) enforce an arbitration award; (b) seek temporary equitable relief to protect its interests; or (c) recover specific property, including an action in replevin. To the extent permitted by law, no action related to this Agreement may be brought more than two years after the cause of action first accrued, except if a demand is made within 45 days before the end of this two (2) year period, the parties shall have an additional 60 days from the demand to start mediation under this Agreement.

9.   Force Majeure

Neither In4Structures nor Celerity shall be liable to the other for delays in the performance of or completion of this Agreement if notice of such delay is provided as required herein and if such delay is caused by strikes, riots, wars, government regulations, acts of God, fire, flood or other similar causes beyond its control; provided, however, if such delay exceeds thirty (30) days, the other party shall have the option, exercisable by written notice, to cancel this Agreement pursuant to Article 7. Whenever any occurrence (e.g., an event of Force Majeure or a


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filing under a bankruptcy law) is delaying or threatens to delay either party's timely performance under this Agreement, that party shall promptly give notice thereof pursuant to Article 4, including all relevant information with respect thereto, to the other party.

10.  Waiver

The failure of either party to insist, in any one or more instances, upon the performance of any of the terms, covenants or conditions of this Agreement or to exercise any right hereunder, shall not be construed as a waiver of the future performance of any such term, covenant or condition or the future exercise of such right.

11.   Severability

If any court should find any particular provision of this Agreement void, illegal, or unenforceable, then that provision shall be regarded as stricken from this Agreement and the remainder of this Agreement shall remain in full force and effect.

12.   Conflict of Interest

Any commissions or e-commerce revenue shares under 2.2(a) and 2.2(c), respectively, earned for outstanding contracts concluded with a customer during the term of this Agreement shall be subject to the terms of this Agreement and its payment obligations, notwithstanding termination of this Agreement.

13.   Publicity

Neither party shall, except as may be required by law or federal regulation, or except with the prior written permission of the other party, publicly advertise this Agreement or disclose its contents.

14.   Miscellaneous

The relationship of the parties under this Agreement is that of independent contractors only, and neither is authorized to act as the agent or legal representative of the other or to make representations or commitments on behalf of the other. No provision of this Agreement or any act by either party in furtherance of the intent of this Agreement will create a joint venture relationship between the parties for any purpose whatsoever. This agreement does not impose any obligation of exclusivity upon either party.

No party is authorized to use the trade name or any trademark of the other party except in promotional material supplied or agreed by the party owning the name or mark.

The Agreement or any performance due under it may not be assigned by either party without the written consent of the other party. Any purported assignment will be void and of no effect.

This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, United States of America. The parties hereby consent to jurisdiction and venue in the state and federal courts of the Commonwealth of Pennsylvania.

The rights and obligations of the parties under sections 4, 5 and 6 will survive any termination or cancellation of the Agreement.

This Agreement in its entirety is specific to In4Structures and Celerity, and may only be extended to other prospects/opportunities by mutual agreement in writing. [. . .]